SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 10:-	SUBSEQUENT EVENTS

In March 2015, the Company's shareholders approved a grant of options to the Company's chief executive officer to purchase up to 2,090,667 Ordinary Shares, with quarterly vesting over a period of four years (130,667 shares per quarter), and additional options to purchase up to 200,000 Ordinary Shares, with quarterly vesting over a period of two years (25,000 shares per quarter).  The options have an exercise price equal to $1.01 per share, which was approximately two times higher than the market share price at the time of the approval of the grant by the Company's Compensations Committee. The Options have a term of ten years.